UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 29, 2007

Starwood Hotels & Resorts Worldwide, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-7959	52-1193298
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Westchester Avenue, White Plains, New York		10604
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 640-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On June 29, 2007, STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the "Borrower"), various Lenders, BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), BANC OF AMERICA SECURITIES LLC as sole Lead Arranger (in such capacity, the "Lead Arranger") and Joint Book Running Manager, THE BANK OF NOVA SCOTIA and CITIGROUP GLOBAL MARKETS INC., as Joint Book Running Managers, THE BANK OF NOVA SCOTIA, CITICORP NORTH AMERICA, INC and THE ROYAL BANK OF SCOTLAND as Co-Syndication Agents, CALYON NEW YORK BRANCH, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, DEUTSCHE BANK AG NEW YORK BRANCH, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents, JPMORGAN CHASE BANK, N.A., MIZUHO CORPORATE BANK, LTD and SUMITOMO MITSUI BANKING CORPORATION, NEW YORK, as Senior Managing Agents, and BANCA NATIONALE DEL LAVORO S.P.A. AND MORGAN STANLEY BANK, as Managing Agents entered into a Credit Agreement ("Credit Agreement").

The Credit Agreement provides for a term loan of $500,000 due June 29, 2009, and a second term loan of $500,000 due June 29, 2010. Proceeds from these loans were used to repay balances under the existing revolving credit facility, which remains in effect. The Borrower may prepay the outstanding aggregate principal amount, in whole or in part, at any time, subject to certain restrictions. The Credit Agreement also includes customary mandatory prepayment provisions which are triggered when certain events occur. The Credit Agreement and related documents contain customary financial covenants and default provisions.

A copy of the Credit Agreement is attached as an Exhibit hereto and incoporated herein by reference. The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Company's direct financial obligations is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.01 CREDIT AGREEMENT, dated as of June 29, 2007, among STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the "Borrower"), the Lenders party thereto , BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), BANC OF AMERICA SECURITIES LLC as sole Lead Arranger (in such capacity, the "Lead Arranger") and Joint Book Running Manager, THE BANK OF NOVA SCOTIA and CITIGROUP GLOBAL MARKETS INC., as Joint Book Running Managers, THE BANK OF NOVA SCOTIA, CITICORP NORTH AMERICA, INC and THE ROYAL BANK OF SCOTLAND as Co-Syndication Agents, CALYON NEW YORK BRANCH, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, DEUTSCHE BANK AG NEW YORK BRANCH, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents, JPMORGAN CHASE BANK, N.A., MIZUHO CORPORATE BANK, LTD and SUMITOMO MITSUI BANKING CORPORATION, NEW YORK, as Senior Managing Agents, and BANCA NATIONALE DEL LAVORO S.P.A. AND MORGAN STANLEY BANK, as Managing Agents.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starwood Hotels & Resorts Worldwide, Inc.

July 3, 2007	By:	Steven F. Schiffman

Name: Steven F. Schiffman
Title: Senior Vice President and Treasurer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.01	10.01 Credit Agreement